MainStreet Bancshares, Inc. Nasdaq: MNSB & MNSBP Financial Highlights --- Year-Ended 2021 January 2022

About MainStreet Bank As-Of December 31, 2021 (S&P Global Market Intelligence)

The Washington D.C. metro area, and the Company’s primary footprint in Northern Virginia in particular, are among the most demographically appealing areas in the entire country, bringing people and companies to the region at a very significant rate. This also makes for a dynamic banking market that has attracted many new players, both by acquisition and expansion, but still presents substantial competitive opportunities for a focused, strategically managed community bank. MainStreet Bank Market Sources: S&P Global Market Intelligence, D.C. Chamber of Commerce, Loudoun County Department of Economic Development

Quarterly Income Comparison 2021 Q4 Income Interest Income: $16.2 Million Non-Interest Income: $1.6 Million Net Income: $4.8 Million Pre-tax, pre-provision income demonstrates the ability to generate capital for future credit exposure. Pre-Tax, Pre-Provision Income is a Non-GAAP measure. Pandemic Announced

Non-Interest Income 2021 Non-Interest Income ($000) “Other Non-Interest Income” includes $811K in mortgage origination fees. 2015 to 2021 Compound Annual Growth Rate. CAGR: 34%1 Non-Interest Income, less swap fees, has a positive growth trend year-over-year.

Strong Growth Story CAGR: 23% Lifetime1 2004 to 2021 Compound Annual Growth Rate. Total Assets ($MM)

YTD Changes in Loan Balances Strong loan growth during 2021, net of Paycheck Protection Program (PPP). ~$164MM, in PPP related payoffs in 2021, representing 31% of total payoffs. $58MM in PPP remaining on books with $1.9MM in unrealized fees.

Strong Loan Growth Loan Portfolio Composition as of 12/31/21 Total Gross Loan ($MM) CAGR: 23%1 Total Loans: $1.36B 2015 to 2021 Compound Annual Growth Rate.

Strong Deposit Growth Deposit Composition as of 12/31/21 Noninterest-Bearing Deposits ($000) Total Deposits: $1.4B Noninterest-Bearing Deposits increased 43% in 2021 and account for 37% of all Deposits CAGR: 40.7%1 2015 to 2021 Compound Annual Growth Rate.

Cost of Deposits & Core Deposits 20Q2 to 21Q4 drop attributable to low interest rates, repricing of maturity deposits, and continuous balance sheet management. Month-end data annualized on a 365-day basis. Cost of Interest-Bearing Deposits1 & Core Deposits / Total Deposits (%)

Monthly Net Interest Margin1 (NIM) Net Interest Income has steady growth during final 3 months of 2021. Increase in loans and securities contributed to December’s increase of 28 basis-point month-over-month increase to NIM. NII / Avg Earning Assets & NIE / Avg Earning Assets 3.67% NIM Month-end data annualized on a 365-day basis.

UST loan balances that are available to reprice in 2022. Total Loans does not include construction loans to be drawn. Floating Rate Loans as of 12/31/2021 Nearly 72% of the loan portfolio is floating rate. Of the floating rate loans, 78% will adjust with a rate increase.

2021 Financial Performance Balance Sheet & Income Statement 12/31/21 Income does not include funds transfer pricing on the $69 million in interest-free deposits ™

14 Deposits checking savings time Payments electronic ACH debit card virtual debit check bill payment credit card Networks ATM ACH Fed wire Card rails RTP Swift Auto Reconcile API’s Integrated Compliance BSA / AML Cyber Security Tokenization Complaint management Dashboard & Reporting FDIC Insurance Subledger Customer Identity CIP / KYC automation Payment Gateway ™

15 Why for MainStreet Source of low-cost deposits Source of fee income Taps new markets Enhances shareholder value ™

16 Why for fintechs ™

17 Implementation Roadmap Building the future of Banking as a Service (BaaS) Beta testing Begin Deployment Full Deployment ™

Profitability Non-GAAP measure. 2021 is YTD. Book Value diverged from Tangible Book Value in 2021. BVPCS: 21.27 TBVPCS: 20.94

Operating Efficiency, Margin Trends, and Capital1 2021 is YTD. Non-GAAP measure. Noninterest income excluding nonrecurring revenue/total revenue excluding nonrecurring revenue.

Credit Quality and Loss Provisioning Excludes PPP Loans

Construction Portfolio Type Well-diversified across property types and subtypes. Residential loans account for 35% of loan balances and 57% of volume. Construction portfolio contains one tract project that is proceeding well.

CRE Portfolio by Property Type Well-diversified across property types. Only eight (8) loans in the CRE portfolio with balance over $10 million, with none exceeding $21 million. Average loan value of $2.7 million is well below the bank’s legal lending limit of ~$32.5 million.

Capital and Concentrations Company is well-capitalized. Company remains well-capitalized after worst-case loan portfolio stress test. Stress Test includes all active loans Construction Concentration is actively managed. Total Commercial Real Estate includes Non-Owner Occupied, Multifamily, and Construction portfolios. Regulatory limit per Formal and Informal Enforcement Action Manual (FDIC), Chapter 5.

Start of Pandemic Hospitality Sector is Stabilizing The bank currently has 15 customers in the Hospitality sector. The occupancy chart is representative of the Bank’s current hotel customers. Throughout 2021, occupancy reached, or exceeded, pre-pandemic levels.

Stock Price & Index Comparison Previous closing price data from Yahoo Finance. Percentage change from index date of 12.31.20.

Share Buyback Period Avg. Purchase Price: $15.29 Weekly share price has had steady rise since beginning of November (during which the buyback occurred). 86% growth in share price since September 2020. ~835K Shares purchased between Oct. 26 and Nov. 23 of 2020. Stock Price Since Share Buyback

MainStreet Bancshares, Inc. External Analytics “Maintaining our $30.00 Fair Value as growth & profits continue at a solid pace.” “Maintain our 2023 EPS projections and BUY rating. The stock trades at 116% of Tangible Book Value per share, and we feel this can rise to 135% in the future and reach our $30.00 Fair Value.” - Christopher Marinac, Janney Montgomery Scott1 S&P Global Market Intelligence estimates “Buy” for MNSB, with a Fair Value of $30.00.2 Janney Montgomery Scott reporting released on January 20, 2022. S&P Global Capital IQ Estimates as-of January 25, 2021.

Tangible Book Value Per Common Share TBVPCS1 21Q4: $20.94 Stock Price2: $24.59 Trading at 117% of TBVPCS TBVPCS is Tangible Book Value per Common Share As-Of December 31, 2021 11% YoY Growth Tangible Book Value per Common Share

Summary of Financial Information

Summary of Financial Information Cont.

This presentation contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. There are or will be important factors that could cause our actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: the impact of developments related to the novel coronavirus (COVID-19), economic conditions, competition, inflation and market rates of interest, client relationships and changes in our organization. Factors that could cause actual results to differ materially are described in our Annual Report on Form 10-K for the year ended December 31, 2020, and in other documents subsequently filed will the Securities and Exchange Commission, available at www.sec.gov and www.mstreetbank.com. We caution readers that the list of factors is not exclusive. The forward-looking statements are made as of the date of this presentation, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance. Unless otherwise indicated or the context otherwise requires, all references in this presentation to “we,” “our,” “us,” and “the Company” refer to MainStreet Bancshares, Inc., and its consolidated subsidiaries, after giving effect to the reorganization transaction that was completed in July 2016, pursuant to which MainStreet Bank (the “Bank”) reorganized into a holding company structure, with each outstanding share of Bank common stock being automatically converted into and exchanged for one share of the Company’s common stock. For all periods prior to the completion of such reorganization transaction, these terms refer to the Bank and its consolidated subsidiaries, and all historical financial information included in this presentation prior to the completion of the reorganization reflect that of the Bank. The accounting and reporting policies of the Company conform to U.S. GAAP and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Company’s performance. Management believes that the use of non-GAAP measures provide meaningful information about operating performance by enhancing comparability with other financial periods and other financial institutions. The non-GAAP measures used by management enhance comparability by excluding the effects of items that do not reflect ongoing operating performance, including non-recurring gains or charges, that, in management’s opinion, can distort period-to-period comparisons. These non-GAAP financial measures should not be considered an alternative to U.S. GAAP-basis financial statements, and other bank holding companies may define or calculate these or similar measures differently. Where applicable, reconciliation of the non-GAAP financial measures used by the Company to evaluate and measure the Company’s performance to the most directly comparable U.S. GAAP financial measures is presented in the Appendix. Disclaimers

MainStreet Bancshares, Inc. Financial Highlights Year-Ended 2021